UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 4, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       0-32593                  98-0441019
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


    12533 N. Carson Street, Suite 125
       Carson City, Nevada 89706                                        89706
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (775) 348-9330
               __________________________________________________
               Registrant's telephone number, including area code


                          1005 Terminal Way, Suite 110
                               Reno, Nevada 89502
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective April 4, 2008, Geneva Resources, Inc., a Nevada corporation (the "Company") entered into a twelve-month engagement letter of agreement (the "Agreement") with Badner Group LLC ("Badner"). In accordance with the terms and provisions of the Agreement: (i) Badner shall provide to the Company general consulting and public relations services and, more specifically, relating to business development and affairs in Peru relative to the Company's interest in developing and expanding its business in Peru and acquiring mining properties; and (ii) the Company shall pay to Badner a monthly fee of $15,000.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

10.1 Engagement Letter of Agreement dated April 4, 2008 between Geneva Resources, Inc. and Badner Group, LLC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENEVA RESOURCES, INC.

DATE:  April 9, 2008.
                                        /s/ MARCUS JOHNSON
                                        ________________________________________
                                        Name: Marcus Johnson
                                        Title: President/Chief Executive Officer